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                                                                    Exhibit 99.6

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1996-A
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)


RECEIVABLES

Beginning of the Month Principal Receivables:               $  2,927,221,831.62
Beginning of the Month Finance Charge Receivables:          $    123,281,208.34
Beginning of the Month Discounted Receivables:              $              0.00
Beginning of the Month Total Receivables:                   $  3,050,503,039.96


Removed Principal Receivables:                              $              0.00
Removed Finance Charge Receivables:                         $              0.00
Removed Total Receivables:                                  $              0.00


Additional Principal Receivables:                           $              0.00
Additional Finance Charge Receivables:                      $              0.00
Additional Total Receivables:                               $              0.00


Discounted Receivables Generated this Period:               $              0.00


End of the Month Principal Receivables:                     $  2,871,115,274.03
End of the Month Finance Charge Receivables:                $    129,251,987.60
End of the Month Discounted Receivables:                    $              0.00
End of the Month Total Receivables:                         $  3,000,367,261.63


Special Funding Account Balance                             $              0.00
Aggregate Invested Amount (all Master Trust Series)         $  2,300,000,000.00
End of the Month Transferor Amount                          $    571,115,274.03
End of the Month Transferor Percentage                                   19.89%


DELINQUENCIES AND LOSSES


End of the Month Delinquencies:                                  RECEIVABLES


       30-59 Days Delinquent                                $     71,846,992.37
       60-89 Days Delinquent                                $     49,157,442.77
       90+ Days Delinquent                                  $    101,797,572.61

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       Total 30+ Days Delinquent                            $     222,802,007.75
       Delinquent Percentage                                               7.43%

Defaulted Accounts During the Month                         $     18,918,546.75
Annualized Default Percentage                                              7.76%


Principal Collections                                            412,466,689.84
Principal Payment Rate                                                    14.09%


Total Payment Rate                                                        14.94%


INVESTED AMOUNTS


       Class A Initial Invested Amount                      $    369,000,000.00
       Class B Initial Invested Amount                      $     38,250,000.00
       Class C Initial Invested Amount                      $     42,750,000.00


INITIAL INVESTED AMOUNT                                     $    450,000,000.00


       Class A Invested Amount                              $    369,000,000.00
       Class B Invested Amount                              $     38,250,000.00
       Class C Invested Amount                              $     42,750,000.00


INVESTED AMOUNT                                             $    450,000,000.00


FLOATING ALLOCATION PERCENTAGE                                            15.37%
PRINCIPAL ALLOCATION PERCENTAGE                                           15.37%


MONTHLY SERVICING FEE                                       $        562,500.00


INVESTOR DEFAULT AMOUNT                                     $      2,908,329.27


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                               82.00%


       Class A Finance Charge Collections                   $      5,902,050.88
       Other Amounts                                        $              0.00


TOTAL CLASS A AVAILABLE FUNDS                               $      5,902,050.88
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       Class A Monthly Interest                             $      1,700,475.00
       Class A Servicing Fee                                $        461,250.00
       Class A Investor Default Amount                      $      2,384,830.00


TOTAL CLASS A EXCESS SPREAD                                 $      1,355,495.88


REQUIRED AMOUNT                                             $              0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                8.50%


       Class B Finance Charge Collections                   $        611,797.98
       Other Amounts                                        $              0.00


TOTAL CLASS B AVAILABLE FUNDS                               $        611,797.98


       Class B Monthly Interest                             $        183,440.63
       Class B Servicing Fee                                $         47,812.50


TOTAL CLASS B EXCESS SPREAD                                 $        380,544.85
CLASS B INVESTOR DEFAULT AMOUNT                                      247,207.99
CLASS B REQUIRED AMOUNT                                              247,207.99


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                         $      2,366,377.41


       Excess Spread Applied to Class A Required Amount     $              0.00

       Excess Spread Applied to Class A Investor
       Charge Offs                                          $              0.00

       Excess Spread Applied to Class B
       Required Amount                                      $        247,207.99

       Excess Spread Applied to Reductions of               $              0.00
       Class B Invested Amount
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       Excess Spread Applied to Class C Required Amount     $        503,578.78

       Excess Spread Applied to Reductions of
       Class C Invested Amount                              $              0.00

       Excess Spread Applied to Monthly Cash                $         93,750.00
       Collateral Fee

       Excess Spread Applied to Cash Collateral             $              0.00
       Account

       Excess Spread Applied to Spread Account              $      1,521,840.64

       Excess Spread Applied to Reserve Account             $              0.00

       Excess Spread Applied to other amounts owed          $              0.00
       Cash Collateral Depositor

       Excess Spread Applied to other amounts owed to
       Spread Account Residual Interest Holders             $              0.00


TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                 $              0.00


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --


TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                           $              0.00


SERIES 1996-A EXCESS FINANCE CHARGE COLLECTIONS --


EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO              $              0.00
SERIES 1996-A


       Excess Finance Charge Collections Applied to
       Class A Required Amount                              $              0.00

       Excess Finance Charge Collections Applied to
       Class A Investor Charge Offs                         $              0.00

       Excess Finance Charge Collections Applied to
       Class B Required Amount                              $              0.00
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       Excess Finance Charge Collections Applied to
       Reductions of Class B Invested Amount                $              0.00

       Excess Finance Charge Collections Applied to
       Class C Required Amount                              $              0.00

       Excess Finance Charge Collections Applied to
       Reductions of Class C Invested Amount                $              0.00

       Excess Finance Charge Collections Applied to
       Monthly Cash Collateral Fee                          $              0.00

       Excess Finance Charge Collections Applied to
       other amounts owed Cash Collateral Depositor         $              0.00

       Excess Finance Charge Collections Applied to
       other amounts owed to Spread Account Residual
       Interest Holders                                     $              0.00


YIELD AND BASE RATE --


       Base Rate (Current Month)                                           7.63%
       Base Rate (Prior Month)                                             7.52%
       Base Rate (Two Months Ago)                                          7.43%


THREE MONTH AVERAGE BASE RATE                                              7.53%


       Portfolio Yield (Current Month)                                    11.44%
       Portfolio Yield (Prior Month)                                      12.90%
       Portfolio Yield (Two Months Ago)                                    9.95%


THREE MONTH AVERAGE PORTFOLIO YIELD                                       11.43%


PRINCIPAL COLLECTIONS --


TOTAL PRINCIPAL COLLECTIONS                                 $     63,408,091.74


REALLOCATED PRINCIPAL COLLECTIONS


                    Allocable to Class C Interests          $              0.00

                    Allocable to Class B Certificates       $              0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER           $              0.00
SERIES
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CLASS A SCHEDULED AMORTIZATION --


       Controlled Amortization Amount                       $              0.00
       Deficit Controlled Amortization Amount               $              0.00


CONTROLLED DEPOSIT AMOUNT                                   $              0.00


CLASS B SCHEDULED AMORTIZATION --


       Controlled Accumulation Amount                       $              0.00
       Deficit Controlled Accumulation Amount               $              0.00


CONTROLLED DEPOSIT AMOUNT                                   $              0.00


EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL         $     63,408,091.74
SHARING


INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                $              0.00


CLASS B INVESTOR CHARGE OFFS                                $              0.00


CLASS C INVESTOR CHARGE OFFS                                $              0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                     $              0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                     $              0.00
PREVIOUS CLASS C CHARGE OFFS REIMBURSED                     $              0.00


CASH COLLATERAL ACCOUNT --


       Required Cash Collateral Amount                      $     13,500,000.00
       Available Cash Collateral Amount                     $     13,500,000.00
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TOTAL DRAW AMOUNT                                           $              0.00
CASH COLLATERAL ACCOUNT SURPLUS                             $              0.00



                                              First USA Bank, NA
                                              as Servicer


                                              By:  /s/ Tracie H. Klein
                                                 -------------------------
                                                       Tracie H. Klein
                                                       First Vice President